UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Longview Acquisition Corp.

767 Fifth Avenue, 44th Floor

New York, New York 10153

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Longview Acquisition Corp. Reminds Shareholders to Vote in Favor of the Business Combination with Butterfly Network, Inc.

New York, NY -- February 9, 2021 -- Longview Acquisition Corp. (NYSE: LGVW.U, LGVW, LGVW WS) , a special purpose acquisition company sponsored by an affiliate of Glenview Capital Management, LLC, reminds it shareholders to vote at the upcoming Special Meeting on Friday, February 12, 2021, to approve the proposed business combination with Butterfly Network, Inc.

The affirmative vote of a majority of the outstanding shares is needed to approve the transaction and every shareholder’s vote is important, regardless of the number of shares held. Longview requests that each shareholder of record as of the close of business on January 15, 2021 complete, sign, date and return a proxy card, if it has not already done so, to ensure that the shareholder’s shares will be represented at the Special Meeting on February 12, 2021 at 8:00am. To ensure that your vote is received in time to be counted at the upcoming Special Meeting, please vote TODAY by internet or phone following the instructions on your proxy card or voting instruction form.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Okapi Partners at (844) 343-2623 (Toll Free) or email at info@okapipartners.com

About Longview Acquisition Corp.

Longview was formed to partner with high-quality, growing companies to facilitate their successful entry to the public markets. Longview is sponsored by an affiliate of Glenview Capital Management, a registered investment adviser with a track record of creating value through constructive partnerships with companies operating in the public markets.

About Butterfly Network

Founded by Dr. Jonathan Rothberg in 2011, Butterfly has created the world's first handheld, single-probe whole-body ultrasound system, Butterfly iQ. Butterfly Network's mission is to enable universal access to superior medical imaging, making high-quality ultrasound affordable, easy-to-use, globally accessible, and intelligently connected, including for the 4.7 billion people around the world lacking access to ultrasound. Through its proprietary Ultrasound-On-Chip™ technology, Butterfly Network is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ can be purchased online today by healthcare practitioners in the United States, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination between Longview Acquisition Corp. (“Longview”) and Butterfly Network, Inc. (“Butterfly”) (the "Business Combination”), Longview has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes the definitive proxy statement/prospectus (the “Proxy Statement”) and certain other related documents and is both the proxy statement distributed to holders of shares of Longview’s common stock in connection with Longview’s solicitation of proxies for the vote by Longview’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Longview to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on January 26, 2021, and Longview commenced mailing the Proxy Statement to its stockholders on or about January 28, 2021. Longview’s stockholders and other interested persons are advised to read the Proxy Statement included in the Registration Statement and the amendments thereto, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about the parties to the Business Combination Agreement, Longview and the proposed Business Combination. Stockholders may also obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Longview Acquisition Corp., 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com.

Participants in the Solicitation

Longview and its directors and executive officers may be deemed participants in the solicitation of proxies from Longview’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Longview is contained in the Registration Statement for the Business Combination, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Longview Acquisition Corp., 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com. Additional information regarding the interests of such participants is contained in the Registration Statement.

Butterfly and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Longview in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Longview’s and Butterfly’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Longview’s and Butterfly’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Special Meeting of Stockholders and the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Longview’s and Butterfly’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of Longview and Butterfly prior to the Business Combination, and New Butterfly following the Business Combination, to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the stockholders of Longview and Butterfly or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against Longview and Butterfly following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the New York Stock Exchange, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Butterfly’s and the combined company’s product development activities; (10) the inability of Butterfly or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of Butterfly or the combined company to identify, in-license or acquire additional technology; (12) the inability of Butterfly or the combined company to maintain Butterfly’s existing license, manufacturing, supply and distribution agreements; (13) the inability of Butterfly or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Butterfly is currently marketing or developing; (14) the size and growth potential of the markets for Butterfly’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Butterfly’s and the combined company’s products and services and reimbursement for medical procedures conducted using Butterfly’s and the combined company’s products and services; (16) Butterfly’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Butterfly’s and the combined company’s financial performance; (18) the impact of COVID-19 on Butterfly’s business and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in Longview’s other filings with the SEC.

Longview and Butterfly caution that the foregoing list of factors is not exclusive. Longview and Butterfly caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Longview and Butterfly do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Contact:

Longview Acquisition Corp.

John Rodin

info@longviewacquisition.com